Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of Golden River Resources Corporation (the "Company") for the three months ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:    February 14, 2008


                                                      /s/___Peter Lee________
                                                      Peter Lee
                                                      Director, Secretary and
                                                      Chief Financial Officer

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